OMB APPROVAL
OMB Number:
Expires:
Estimated average burden hours per response:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2007

DAYBREAK OIL AND GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1012 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)                                Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Daybreak Oil and Gas, Inc. (the Company), has determined that it will be necessary to restate previously filed financial statements. This decision has been made after consideration was given to a series of comments related to certain financial valuation and disclosure items by the Staff of the Securities and Exchange Commission (SEC) in connection with the submission of a Registration Statement on Form SB-2. The restated financial statements will include the four (4) quarters for the fiscal year ended February 28, 2006 and the first three (3) quarters for the fiscal year ended February 28, 2007 (the "Restated Periods"). The decision to restate the financial statements for the Restated Periods is based on the following non-cash transactions and expanded footnote disclosure:

•	the expansion of the footnote disclosure to the financial statements specifying management’s plans for the Company to continue as a going concern; and
•
the recognition of a beneficial conversion feature (BCF) inherent in convertible debenture issued during the Restated Periods.  The recognition will result in the recording of a discount to reflect the BCF and the recording of interest expense related to the discount; and

•	the recording of an adjustment to the more readily determinable fair value of stock based compensation issued to management and directors during the Restated Periods; and
•	the recording of an adjustment to the more readily determinable “fair value” of common stock issued for investor relation services during the Restated Periods.

Accordingly, the Company's previously issued financial statements covering such Restated Periods should no longer be relied upon. The Company's management discussed the conclusion described above with the Company's audit committee of the board of directors ("Audit Committee").  As a result, the Company is requesting approval from the SEC to file amended consolidated financial statements for the Restated Periods contemporaneously with the filing of its Annual Report on Form 10-KSB for the fiscal year ended February 28, 2007.

The Company has reviewed its prior determination of the fair value of shares resulting from the possible conversion of debt and concluded that it has not appropriately accounted for discounts in accordance with SFAS 123(R) and EITF 98-05.  The Company has calculated the intrinsic value of the embedded beneficial conversion feature present in the convertible debt using quoted closing market prices on the date of each of the transactions and has determined that the following discounts should have been assigned to the convertible debt at inception:

Inception Dates	Conversion Price	Proceeds	Total Discount
March – August 2005	$0.25	$168,821	$73,511
December 2006	0.25	60,000	60,000
January – February 2006	0.50	806,700	806,700
February – March 2006	0.75	325,001	325,001

These discounts will be amortized over the period to the earliest conversion date of the debt, generally six months.

Pursuant to SFAS No. 123R the guidelines for recording stock based compensation issued to officers and directors suggest that the more readily determinable fair value of these shares should be based on the publicly traded share price of the Company’s registered shares at the grant date. The valuation of stock based compensation has been further addressed by the recent issuance of SFAS No. 157. This latest pronouncement also suggests that shares issued to officers and directors for compensation should be valued at the publicly traded share price. Both of these pronouncements imply that this method of valuation can be applied even when, as in the Company’s case compensation was issued to officers and directors in the form of unregistered shares which cannot be sold by the recipients until a full year has elapsed from their issuance. Accordingly, the Company has restated the impact of the share based payments to reflect the use of the publicly traded share price.

Again pursuant to SFAS No. 123(R), the guidelines for recording common stock issued for investor relations services suggest that the more readily determinable fair value of these shares should be based on the publicly traded share price of the Company’s registered shares at the grant date. The valuation of stock issued for services has been further addressed by the recent issuance of SFAS No. 157. This latest pronouncement also suggests that when shares are issued for services, they should be valued at the publicly traded share price. Both of these pronouncements imply that this method of valuation can be applied even when, as in the Company’s case the payment for these services was in the form of unregistered shares which cannot be sold by the recipients until a full year has elapsed from their issuance. Accordingly, the Company has restated the impact of the share based payments for services to reflect the use of the publicly traded share price.

In light of the above restatements, the non-cash net effects of the expected adjustments to the balance sheets of the Company as of February 28, 2006 and as of November 30, 2006, respectively, and the related statements of operations for the twelve months ended February 28, 2006 and the nine months ended November 30, 2006, respectively, as filed on forms 10-KSB on June 14, 2006 and 10-QSB on January 26, 2007, are as follows:

Fiscal Year Ended	February 28, 2006 Unaudited (in thousands -000’s)	November 30, 2006 Unaudited (in thousands -000’s)
Oil and gas properties	$ 237 Increase	$ 273 Increase
Total current liabilities	$ 735 Decrease	$ 659 Increase
Additional paid-in capital	$ 3,733 Increase	$ 3,423 Increase
Accumulated deficit	$ 2,761 Increase	$ 3,808 Increase
Management and director fees	$ 1,279 Increase	$ 144 Increase
Investor relations fees	$ 955 Increase	$ 246 Increase
Exploration and drilling	No Adjustment	$ 270 Increase
Interest expense	$ 527 Increase	$ 387 Increase

The Company is not aware of any evidence that the restatements described above are due to any material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws. The Audit Committee is working with the Company’s independent registered public accounting firm, Malone & Bailey, PC, to assure that the Company properly records the effects of the restatements, as well as any further issues that may be identified during the course of its review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ Thomas Kilbourne
Thomas Kilbourne, Treasurer

Date:  June 25, 2007